Exhibit 10.43

FORM OF LONG-TERM INCENTIVE AWARDS SUMMARY SCHEDULE

This Long-Term Incentive Awards Summary Schedule (this “Schedule) provides certain information related to Restricted Stock Units you were granted by Comcast Corporation on [                    , 20    ] (the “Date of Grant”). This Schedule is intended to be, and shall at all times be interpreted as, a part of your Comcast Corporation Restricted Stock Unit Award document.

Restricted Stock Unit Award

Grantee:	[ ]

Date of Grant:	[ ], [Year 1]

Common Stock:	Comcast Corporation Class A Common Stock

Number of Restricted Stock Units Granted:	[ ]

[Year 1] RSUs	[ ] of the Restricted Stock Units.

[[Year 2] RSUs]	[[ ] of the Restricted Stock Units, plus any [Year 1] RSUs that fail to vest on or before [ , 20 ].]

[[Year 3] RSUs]	[[ ] of the Restricted Stock Units, plus any [Year 1] and [Year 2] RSUs that fail to vest on or before [ , 20 ].]

[[Year 4] RSUs]	[[ ] of the Restricted Stock Units, plus any [Year 1], [Year 2] and [Year 3] RSUs that fail to vest on or before [ , 20 ].]

[[Year 5] RSUs]	[[ ] of the Restricted Stock Units, plus any [Year 1], [Year 2], [Year 3] and [Year 4] RSUs that fail to vest on or before [ , 20 ].]

Vesting Dates of Restricted Stock Units:

(1) [Year 1] RSUs

As to the [Year 1] RSUs, [                    , 20    ], provided that the First Performance Goal is satisfied[;][.]

[(2) [Year 2] RSUs

As to the [Year 2] RSUs, [                    , 20    ], provided that the First or Second Performance Goal is satisfied;

(3) [Year 3] RSUs

As to the [Year 3] RSUs, [                    , 20    ], provided that the First, Second or Third Performance Goal is satisfied;

(4) [Year 4] RSUs

As to the [Year 4] RSUs, [                    , 20    ], provided that the First, Second, Third or Fourth Performance Goal is satisfied;

(5) [Year 5] RSUs

As to the [Year 5] RSUs, [                    , 20    ], provided that the First, Second, Third, Fourth or Fifth Performance Goal is satisfied.]

[Notwithstanding anything herein to the contrary, to the extent a Vesting Date for any [Year 5] RSUs has not occurred on or prior to [ , 20 ], such [Year 5] RSUs which have not vested and become nonforfeitable shall immediately and automatically, without any action on the part of the Grantee or the Company, be forfeited by the Grantee and deemed canceled.]